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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-24953) of our report dated April 8, 1997, except as to Note 1 which is as of June 24, 1997, relating to the financial statements of Hanover Compressor Company, which appears in such Prospectus. We also consent to the reference to us under the headings "Experts."


PRICE WATERHOUSE LLP

Houston, Texas

June 26, 1997